CNI CHARTER FUNDS

AHA Diversified Equity Fund

Institutional Class Shares
Class N Shares

Supplement dated February 29, 2008 to Prospectuses dated January 31, 2008

This supplements certain information contained in the Prospectuses and should be read in conjunction with the Prospectuses.

The following paragraphs are inserted after the sixth paragraph on page 23 of the Institutional Class Prospectus and after the last paragraph on page 18 of the Class N Prospectus.

Turner Investment Partners, Inc. (“Turner”) serves as an additional sub-advisor to a portion of the AHA Diversified Equity Fund effective February 29, 2008.  Turner is located at 1205 Westlakes Dr., Suite 100, Berwyn, Pennsylvania 19312, is employee-owned and has been providing investment advisory services to clients such as pension funds, foundations, public companies, other asset managers, financial advisors, and individuals since 1990.

Day-to-day management of the portion of the AHA Diversified Equity Fund managed by Turner is the responsibility of its Core Growth Equity Investment Team, which is led by Robert E. Turner with co-managers Mark D. Turner, Robb J. Parlanti and Halie W. O’Shea.  Robert E. Turner is Chairman and Chief Investment Officer of Turner and co-founded Turner in 1990.  He was previously Senior Investment Manager with Meridian Investment Company, and has 27 years of investment experience.  Mark D. Turner is President and Senior Portfolio Manager/Security Analyst of Turner, and co-founded Turner in 1990.  He was previously Vice President and Senior Portfolio Manager with First Maryland Asset Management, and has 26 years of investment experience.  Mr. Parlanti, Senior Portfolio Manager/Security Analyst, joined Turner in 1993.  He was previously Assistant Vice President and Portfolio Manager at PNC Bank, and has 21 years of investment experience.  Ms. O'Shea, Portfolio Manager/Security Analyst, joined Turner in 2003.  She was previously an Equity Research Associate with Janney Montgomery Scott, and has 15 years of investment experience.

A discussion regarding the basis for the Board of Trustees’ approval of CCMA’s sub-advisory agreement with Turner will be available in the Funds’ Semi-Annual Report for the fiscal period ending March 31, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNI-SU-018-0100